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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           Introgen Therapeutics, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                                                              74-2704230
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(State of incorporation or organization)       (IRS Employer Identification No.)

301 Congress Avenue, Suite 1850, Austin, Texas                             78701
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(Address of principal executive offices)                              (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE
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         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.

         Securities Act registration statement file number to which this form relates (if applicable): 333-30582

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
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                                (Title of class)



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Item 1. Description of Registrant's Securities to be Registered

                  Incorporated by reference to "Description of Capital Stock" set forth in the Registrant's Registration Statement on Form S-1 originally filed with the Securities and Exchange Commission on February 17, 2000 (File No. 333-30582) and all amendments thereto (the "Form S-1")

Item 2. Exhibits

                  The following exhibits are filed as a part of this registration statement:

          1.*      Specimen Common Stock certificate;

          2.** Certificate of Incorporation, as amended and as currently in effect;

          3.*** Form of Certificate of Incorporation (to be filed upon completion of the offering for which the Company is seeking registration on the Form S-1);
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*   Incorporated by reference to Exhibit 4.1 to the Form S-1.

**  Incorporated by reference to Exhibit 3.1(a) to the Form S-1.

*** Incorporated by reference to Exhibit 3.1(b) to the Form S-1.



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: September 8, 2000

                                       INTROGEN THERAPEUTICS, INC.

                                       By: /s/ DAVID G. NANCE
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                                          David G. Nance, President and CEO